UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 22, 2007

                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

                001-16503                             98-0352587
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        (Commission File Number)           (IRS Employer Identification No.)

                            c/o Willis Group Limited
                               Ten Trinity Square
                            London EC3P 3AX, England
                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01. Entry into a Material Definitive Agreement.

On August 22, 2007, Willis Group Holdings Limited ("Willis"), Willis North America Inc. and Willis of New York, Inc. (collectively, the "Company") entered into the Third Amendment (the "Third Amendment") to the Assurance of Discontinuance, as amended (the "AOD"), with the Attorney General of the State of New York and the Superintendent of Insurance of the State of New York. The Third Amendment amends the AOD to clarify the forms of compensation that the Company is permitted to accept under the AOD. As amended by the Third Amendment, the AOD provides that the Company, in connection with its insurance brokerage, agency, producing, consulting and other services in placing, renewing, consulting on or servicing any insurance policy, shall accept only: a specific fee to be paid by the client; a specific percentage commission on premium to be paid by the insurer set at the time of purchase, renewal, placement or servicing of the insurance policy; a specific fee for service(s) to be paid by the insurer set at the time of purchase, renewal, placement or servicing of the insurance policy; or a combination of fee and commission. The Company may not accept any such commissions or fees unless, before the binding of any such policy, or provision of any such service: (a) the Company in plain, unambiguous written language fully discloses such commissions or fees in either dollars or percentage amounts, and the specific nature of each service for which fees are to be received; and (b) the U.S. client consents in writing.

A copy of the Third Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The Company filed a copy of the Assurance of Discontinuance as Exhibit 10.25 to Form 10-Q dated May 6, 2005. The Company filed a copy of the Second Amendment to the Assurance of Discontinuance as
Exhibit 10.1 to Form 8-K dated August 31, 2006.


Item 9.01.  Financial Statements and Exhibits.

      (d)   Exhibits.

     10.1 Third Amendment dated August 22, 2007 to the Assurance of Discontinuance dated April 8, 2005, as amended, with the Attorney General of the State of New York and the Superintendent of Insurance of the State of New York



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WILLIS GROUP HOLDINGS LIMITED

Date: August 24, 2007                     By: \s\ Adam G. Ciongoli
                                          --------------------------------
                                            Name:  Adam G. Ciongoli
                                            Title: General Counsel



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                                  EXHIBIT INDEX


      Exhibit No.                   Description
      -----------                   -----------

      10.1 Third Amendment dated August 22, 2007 to the Assurance of Discontinuance dated April 8, 2005, as amended, with the Attorney General of the State of New York and the Superintendent of Insurance of the State of New York